                                                             225 NE MIZNER BLVD
                                                                      SUITE 300
                                                      BOCA RATON, FLORIDA 33432

                                                            PHONE: 561.982.9874
                                                              FAX: 561.982.7985

CONSENT OF INDEPENDENT AUDITOR
Lake & Associates CPA's LLC
Certified Public Accountants

The Board of Directors
Gottaplay Interactive, Inc.

This letter will authorize you to include the Audit of your company dated
January 10, 2007 for the fiscal year ended September 30, 2006 in the
Registration Statement Form SB-2 to be filed with the Securities and Exchange
Commission.

Yours Truly,

LAKE & ASSOCIATES CPA'S LLC
June 7, 2007